UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 27, 2017

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 27, 2017, Brown-Forman Corporation (the "Company") held its 2017 Annual Meeting of Stockholders (the "Annual Meeting"). The matters submitted to a vote of the Class A common stockholders at the Annual Meeting and the voting results of such matters are as follows:

Election of Directors

The Company's Class A common stockholders elected each of the director nominees proposed by the Company's Board of Directors to serve until the next Annual Meeting of Stockholders or until such director's successor is duly elected and qualified. The following is a breakdown of the voting results:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Patrick Bousquet-Chavanne	155,279,623	1,063,857	27,417	—
Campbell P. Brown	154,089,713	2,266,196	14,986	—
Geo. Garvin Brown IV	153,735,597	2,623,467	11,831	—
Stuart R. Brown	154,005,707	2,339,078	21,709	—
Bruce L. Byrnes	155,420,031	928,335	22,530	—
John D. Cook	154,735,870	1,606,463	28,563	—
Marshall B. Farrer	154,027,503	2,319,287	24,105	—
Laura L. Frazier	154,299,168	2,057,245	14,483	—
Kathleen M. Gutmann	155,765,983	578,484	26,430	—
Augusta Brown Holland	154,320,013	2,036,354	14,327	—
Michael J. Roney	155,715,436	632,985	22,476	—
Michael A. Todman	152,221,117	4,118,879	30,900	—
Paul C. Varga	154,941,769	1,416,830	12,295	—

Advisory Vote on Executive Compensation

At the Annual Meeting, the Class A common stockholders approved, on a nonbinding advisory basis, the compensation of the Company's Named Executive Officers. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
154,926,463	1,089,762	354,670	—

Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

At the Annual Meeting, the Class A common stockholders recommended, on a nonbinding advisory basis, a frequency of three years for future advisory votes on executive compensation. The following is a breakdown of the voting results:

3 Years	2 Years	1 Year	Abstain
137,973,550	322,495	17,982,568	56,939

Item 7.01 Regulation FD Disclosure.

On July 27, 2017, the Company issued a press release commenting on its fiscal 2017 performance and announcing that at its Annual Meeting the Company's Class A common stockholders elected directors for the coming year, approved a nonbinding advisory vote on executive compensation, and recommended, on a nonbinding advisory basis, three years as the frequency for future advisory votes on executive compensation. A copy of this press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Brown-Forman Corporation Press Release dated July 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: August 1, 2017	/s/ Michael E. Carr, Jr.
Michael E. Carr, Jr.
Vice President, Managing Attorney and Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Brown-Forman Corporation Press Release dated July 27, 2017.